                                                 EXHIBIT 10(g)(1)
                                                 ----------------
     MANAGEMENT AGREEMENT made and entered into this       day of

         by  and  between                           , a  Liberian

corporation  (the "Owner"), and MARITIME OVERSEAS CORPORATION,  a

New York corporation ("MOC").



                      W I T N E S S E T H :

                      - - - - - - - - - - -

     WHEREAS, the Owner is or may hereafter become the registered owner of certain seagoing vessels; and

      WHEREAS,  the  Owner  desires to arrange  (subject  to  the

Owner's  direction  and  control)  for  the  sole  and  exclusive

management  by  MOC  of  the  said  vessels  and  other   vessels

hereinafter owned or operated by the Owner and for the furnishing of  certain facilities and services by MOC to the Owner,  on  the terms herein provided.

      NOW,  THEREFORE,  in consideration of the mutual  covenants hereinafter contained, it is agreed as follows:

     1.   APPOINTMENT OF MOC - The Owner appoints MOC as its sole

and  exclusive  agent to manage and conduct the business  of  the vessel listed in Schedule "A" hereto and all other vessels now or hereafter owned or operated by the Owner (the "Vessels")  and  to furnish  the  facilities and perform the services  hereafter  set forth, in accordance with such directions and orders as the Owner has issued or from time to time may issue, and upon the terms and conditions  herein  provided.  For purposes  of  this  Agreement,

vessels  which  are  "owned or operated" by the  Owner  shall  be deemed to include any vessel which is being constructed for or on behalf of the Owner or owned by the Owner or leased by the  Owner under bareboat charter or which the Owner has the right to manage and  operate  whether  by  reason of any  charter,  agreement  or

otherwise.   The  foregoing shall not include, however,  (i)  any

vessel which the Owner owns jointly with others, unless the Owner owns  a  majority  interest in such vessel or has  the  right  to manage  and  operate such vessel for the joint owners,  (ii)  any vessel  which is under bareboat charter from the Owner  to  third parties, and (iii) any vessel which is under time charter to  the

Owner  from  a  person, firm or corporation for  whom  MOC  or  a

subsidiary  acts  as  agent  under  a  management  agreement   in

substantially the same form as this Agreement.

       2.     ACCEPTANCE  OF  APPOINTMENT  -  MOC  accepts   such

appointment and undertakes to manage the Vessels and  to  furnish the  facilities  and  provide the services herein  described  all under  this  Agreement  for  the account  of  the  Owner  and  in accordance with such directions and instructions as the Owner has issued  or  from time to time may issue, and upon the  terms  and conditions  herein provided.  MOC shall perform its duties  under this Agreement in accordance with the standards of care of first-

class  vessel  operators.   Nothing in this  Agreement  shall  be

deemed  to  grant  to MOC any interest in any Vessel  or  in  the

profits   resulting  from  its  operation  or  as  creating   any

relationship other than that of principal and agent.   MOC  shall

not, on behalf of the Owner, enter in any transaction not in  the ordinary course of shipping business or enter into any commitment extending (or at the option of the other party, renewable) beyond two  years, without the prior approval of the Owner.  All charter parties will be entered into only with the prior approval of, and executed by, the Owner.

      3.    DUTIES  OF  MOC - For the account of  the  Owner,  in

accordance  with such directions, orders, forms  and  methods  of supervision  and inspection as the Owner may from  time  to  time issue, in an economical and efficient manner, and exercising  due diligence to protect and safeguard the interests of the Owner, in connection  with  the  duties prescribed in this  Agreement,  MOC shall:

     (A)  AGENCY

          (a)  Engage and dismiss the Masters, Officers and crews

of  the  Vessels,  and  al  other  personnel  necessary  for  the operation of the Vessels (all of whom shall be employees  of  the

Owner),   and  supervise  payment  of  their  wages   and   other

compensation (including overtime and vacation pay) and payment to unions.

           (b)   Prepare and file on behalf of the Owner  payroll

tax  returns, if any, and make payment of all payroll  taxes  due thereon.

           (c)  Purchase all necessary stores, supplies, services

and  provisions  for the Vessels and supervise  the  distribution thereof to the Vessels.

            (d)   Arrange  for  and  supervise  all  repairs  and

maintenance  of the Vessels and arrange for and supervise  vessel classification and other vessel surveys, shipyard overhaul, major repairs  and drydocking, and appoint classification, Coast  Guard and other surveyors.

          (e)  Conduct all business of the Vessels, including but

not  limited to all matters with respect to voyages, cargoes  and persons  to  be  carried,  and procure or  provide  all  services incident  thereto including, but not limited to, cargo  handling,

port   activities  (including  pilotage,  towing   wharfage   and

dockage),  canal  transits,  services  of  agents,  brokers   and

consultants,  and arrange payment of all expenses in  respect  of the foregoing as necessary for the operation of the Vessels.

          (f)  Issue or cause to be issued all necessary shipping

documents, freight contracts and bills of lading.

            (g)    Place  all  Hull  Machinery,  Protection   and

Indemnity,  War  Risk  insurances and  any  other  insurance,  on

Vessels,  crew, cargo or freight, and pay all insurance  premiums thereon.

          (h)  Process and handle all insurance claims an collect

the proceeds thereof.

           (i)   Execute voyage schedules, routing,  loading  and

discharging.

          (j)  Arrange for all stevedoring, bunkering, towage and

other contracts.

          (k)  Attend to relations with charterers of Vessels.

           (l)  Handle all claims and collections arising out  of

the  operations  of  the Vessels, including  the  collection  and handling of all hire payments, demurrage and dispatch.

          (m)  Arrange for taking inventories of stores, food and

equipment, as required.

           (n)   Arrange  for  the  entry and  clearance  of  the

Vessels, and or berth and terminal facilities when necessary.

           (o)  Handle all functions ashore which usually devolve

upon the owner of a vessel.

           (p)  Perform all necessary services in connection with

salvage and general average.

           (q)   Keep  the  Owner  advised with  respect  to  the

operation  of  the  Vessels and the performance  by  MOC  of  its services hereunder.

           (r)  Keep books, records and accounts (which shall  be

the   property   of  the  Owner)  relating  to  the   activities,

maintenance and business of the Vessels in such form  as  may  be required by the Owner.

          (s)  Attend to the chartering of Vessels.

     (B)  ACCOUNTING


                                   (i)  Handle all accounting and
               financial activities relating to the Owner.

                                   (ii) Keep records and books of
               account for the Owner, in accordance with the procedures heretofore followed by MOC, and provide it and its accountants and representatives access to such records and books of account at all times during normal business hours.

        (iii)  Process accounts payable and accounts receivable.

                                      (iv)    Prepare    periodic
               accounting   and   financial  reports,   including
               balance sheets, profit and loss statements and cash flow statements as required.

                                    (v)  Assist the accounts  and
               tax   advisors  of  the  Owner  in  preparing  tax
               returns.


     (B)  FINANCE

                                   (i)  Assist, when required, in
               arranging for the financing through banks, lending institutions and others.

                                    (ii)  Advise with respect  to
               alternative means for raising of equity and debt capital.

               (D)  SHIPBUILDING AND ACQUISITIONS

                                   (i)  As required by the Owner,
               prepare and arrange for studies, surveys, and projections with respect to vessel construction and conversion, the charter and ship sales market, economic conditions in the shipping and other industries, and make recommendations with respect to vessel construction and acquisition based thereon.

                                    (ii)  Negotiate and supervise
               newbuilding construction and other vessel acquisitions for account of the Owner, advise with respect thereto, and accept delivery on its behalf of all vessel being constructed or otherwise acquired.

               (E)  GENERAL

                                     (i)   Prepare  reports   and
               information which the Owner may from time to time be required or elect to file with governmental agencies in connection with any of the Vessels, and as otherwise required by law.

                                    (ii) Furnish office space and
               facilities.

      In  connection with the performance of its duties under the

Agreement, MOC shall, from time to time, consult with members  of its  legal department and, upon instructions of the Owner, retain independent counsel for the account of the Owner.

     Nothing in this Agreement shall be deemed to obligate MOC to expend  its  own  funds  in the payment  of  any  amounts  to  be disbursed  for the account of the Owner and for which  Owner  is,

pursuant  to  Section 6 of this Agreement, required to  reimburse

MOC, it being understood that all such funds shall be provided by the Owner as herein set forth.

      4.     OFFICE AND STAFF; BONDING - MOC shall at  all  times

maintain  appropriate offices, facilities and staff in  order  to perform  properly  the  duties and services  set  forth  in  this

Agreement.  MOC's employees who handle or are responsible for the funds  of  the Owner shall be bonded by a fidelity bond  for  the benefit of MOC and the Owner as their interests may appear.

      5.    COMPENSATION - (a) For the duties and services to  be

performed hereunder, MOC shall receive in respect of each  Vessel

(i)  during  the period commencing with the date of  delivery  of such  vessel by the builder thereof to the Owner or the  date  of acquisition of such Vessel by the Owner, as the case may be,  the

sum  of  $         per month, payable in each case in advance  on

the  first business day of each month and (ii) if such Vessel  is being  constructed  for  or on behalf of the  Owner,  during  the period  from  the date of the laying of the keel of  such  Vessel

until  such  date  of delivery the sum of  $          per  month,

payable in the same manner as in clause (i).

            (b)  The  fee  payable to MOC shall be  automatically

increased or decreased at the end of each year (commencing at the end  of 1970) in proportion to the increase or decrease from  the preceding  year  in the total fees (the "General  Services  Fee")

which  MOC  would  be  entitled to receive  in  such  years  from

Overseas Shipholding Group, Inc. ("Overseas") under Section 5  of the  General  Services Agreement dated December 31, 1969  between

Overseas  and MOC, if no effect were given in the computation  of such  fee  payable by Overseas to the deduction provided  for  in clause  (ii) of Section 5(a) of such General Services  Agreement,

and  with  appropriate adjustment for changes in  the  number  of ships managed by MOC for Overseas and its subsidiaries during the respective years (not including ships jointly owned, directly  or indirectly, by Overseas and any other company which has an equity interest  in the Owner), to the extent such increase or  decrease is unrelated to a material change in the services to be performed by  MOC for Overseas and its subsidiaries.  Such adjustment shall be  effective commencing January 1 of the year as to  which  such increase  or  decrease is calculated.  Any payments  relating  to such year to be made as a result of such adjustment shall be made not  later  than April 30 of the following year, and the  fee  as adjusted  shall  be paid commencing January 1 of  such  following year.  If, at any time there shall be no General Services Fee  in effect,  the  fee payable to MOC shall be subject  to  adjustment from  time to time by written agreement of the parties to reflect fees  generally paid in the industry for comparable services  and

to   reflect   changes   in  the  costs  of  providing   services

contemplated by this Agreement, it being understood that the  fee set forth in this Section 5 has been computed in such a manner as to  contain  all  components  of the General  Services  Fee  plus chartering brokerage commissions.

            Anything herein to the contrary notwithstanding,  the

total  fee payable hereunder for any Vessel for any year may  not be  increased  by  more than 10% of the total fee  paid  for  the immediately  preceding year nor be less than the applicable  rate set forth in Section 5(a).

            (c)  For purposes of this Section 5, in respect of  a

Vessel managed by MOC for less than a full month, or as to  which a  fee  at a given rate as provided in Section 5(a) is applicable for  less than a full month, MOC's fees shall be pro-rated  on  a daily basis on the basis of the number of days in such month.

      6.     EXPENSES - The fees set forth in Section 5  of  this

Agreement  shall  not  include,  and  the  Owner  shall  promptly reimburse MOC for, all amounts incurred, expended or disbursed by

MOC  for  the direct account of the Vessels or the Owner pursuant to  Section  3  of this Agreement or otherwise including  without limitation, travel expenses (including without limitation  living expenses  during  travel), awards and costs  of  arbitration  and litigation,  and outside legal, accounting and other professional fees  and  charges,  but  not including MOC's  office  and  other overhead  expenses  (such  office  and  other  overhead  expenses include,  without  limitation, telegrams,  cables,  long-distance telephone  calls,  postage, stationery,  printing  for  MOC,  and salaries  of employees of MOC and its subsidiaries).  MOC  shall,

when  it may legally do so, pay and pass on to the Owner the full

amounts  and  benefits  of  any  refunds,  rebates,  credits   or

commissions  which  it  may receive from any  persons  furnishing services or supplies for the account of the Vessels.

     7.    ADVANCE AND COLLECTIONS - The Owner shall from time to

time  advance or cause to be advanced to MOC all funds  necessary to enable MOC to pay those of the necessary costs and expenses of managing  the  Vessels  and  performing  its  duties  under  this

Agreement  for  which Owner is, pursuant to  Section  6  of  this

Agreement, required to reimburse MOC.  MOC shall collect when due all freights and other funds accruing to the Owner arising out of the  performance  of its duties hereunder.  MOC  shall  keep  all funds  received  by way of advances or collections  separate  and apart  from its own funds and such funds shall be held  in  trust for the Owner.

      8.    AGENTS.  MOC may appoint steamship or other agents in

various ports of call of the Vessels for the husbanding, handling and  servicing  thereof, from the regularly established  list  of agents customarily used by MOC.  Such agents may include Maritime

Overseas  Company,  Ltd., London, or any  other  shipping  agency affiliate of MOC.  MOC assumes no responsibility for the acts  or omissions  of  any agents so appointed which are  not  affiliated with  MOC  provided  that MOC shall use reasonable  care  in  the selection and supervision of such agents.  MOC shall, however, be responsible for the acts or omissions of any agents so  appointed which are affiliated with MOC to the same extent as if such  acts

or  omissions  had  been acts or omissions of MOC.   Compensation

payable by MOC to such agents shall not exceed the scales of fees from  time  to time in effect in the respective ports  or  as  is customary  in  the trade at such locality and shall  be  for  the

Owner's account, provided that the Owner shall not be responsible for  or  required  to reimburse MOC for fees  payable  by  it  to

Maritime  Overseas Company Ltd., London, or to any other shipping or management affiliate of MOC.

      9.     INDEMNIFICATION OF MOC - The Owner  shall  indemnify

hold  harmless  and  defend MOC against any and  all  claims  and demands  (including  costs  and  reasonable  attorneys'  fees  in defending  such  claims and demands), whether  or  not  any  such claims  or  demands be found to be valid, of whatsoever  kind  or nature  and by whomsoever asserted (but not arising out of  MOC's negligence  or  willful misconduct), for  injury  to  persons  or property  arising  out  of  or  in any  way  connected  with  the condition, use or operation of the Vessels or the performance  of

MOC's  services  in  good  faith hereunder,  including,  but  not limited  to,  claims  for damages or injuries  to,  or  loss  of,

property,  cargo  or  personal effects, claims  for  damages  for personal  injury  or loss of life and claims for maintenance  and cure;  and shall warrant MOC free of any right or subrogation  by insurance underwriters against MOC with respect to any and all of the  foregoing risks or claims.  The Owner shall cause MOC to  be named  as  an additional insured party in all liability  policies relating to the Vessels.

            MOC shall be under no responsibility or liability for

loss or damage to any of the Vessels, or for loss of profits,  or otherwise to the Owner, arising out of any act or omission (other

than   acts  or  omissions  constituting  negligence  or  willful misconduct)  on  the part of its officers or employees,  selected with  due care, in connection with the management of the  Vessels or in the performance of MOC's duties under this Agreement.

            MOC  shall promptly notify the Owner of any claim  or

demand  in respect of which MOC may be indemnified hereunder  and shall cooperate with the Owner in the defense thereof.

     10.   FORCE MAJEURE - MOC shall be under no liability of any

kind  or  nature whatsoever in the event that it should  fail  to perform  any  services hereunder if such failure is  directly  or indirectly caused by war, war-like activities, government  order,

supervening  illegality,  riot,  civil  commotion  or  any  labor shortage,  labor trouble, strike or lock-out, or any shortage  of material  or  Act of God or peril of the sea or any  other  cause whatsoever  beyond MOC's control, whether or not of the  same  or similar nature.

      11.    DEALINGS WITH AFFILIATES - If MOC shall utilize  any

related or affiliated company to render any service or to furnish

any   stores,  supplies,  equipment,  provisions,  materials   or

facilities in connection with the performance of its duties under this  Agreement, it shall disclose such relationship to the Owner and  shall  purchase or acquire same at prices and  on  terms  at least as favorable as those generally obtainable from independent furnishes of such services or supplies.

      12.    DIRECTIONS  AND  APPROVALS - In  acting  under  this

Agreement,  MOC  may,  subject to any other arrangement  then  in effect between MOC and the parents of the Owner, accept and  rely upon  directions  or approvals  made or given on  behalf  of  the

Owner  by  any  officer  of the Owner  or  by  any  other  person designated  by  the Owner to give such directions and  approvals,

unless and until MOC shall have received written notice from  the

Owner  of the revocation or limitation of the authority  of  such persons  to act on behalf of the Owner.  Nothing in this  Section

12 or in any other arrangement between MOC and the parents of the

Owner  shall  be  construed  as  requiring  MOC  to  obtain  such direction  or  approvals in any particular case, irrespective  of whether  the amount of any commitment or expenditure  may  exceed the amounts specified in any such arrangement.

       13.     EXISTING  MANAGEMENT  AGREEMENTS  -  All  existing

management  or agency agreements between the Owner  and  MOC  are hereby  terminated  and cancelled, and the  Owner  and  MOC  each acknowledge  that  neither  has, nor shall  hereafter  have,  any obligation  to  the  other arising out of any such  agreement  or agreements between the Owner and MOC heretofore in effect  except as  provided in any other arrangement between MOC and the parents of  the  Owner  and except for obligations of MOC  to  the  Owner relating  to commissions to be paid by the builder in  connection with the construction of the Vessel listed on Schedule A.  Credit against payment to MOC of amounts which may hereafter be owing by the  Owner  to MOC hereunder shall be allowed the Owner  for  any amounts  reimbursed to MOC prior to the date  of  this  Agreement which  would not have been so reimbursed under Section 6 of  this

Agreement  had  this Agreement been effect on the  date  of  such reimbursement.

      14.   TERM OF AGREEMENT.  This Agreement shall commence  on

the  date  hereof and shall not be terminated except as expressly set  forth  herein or as may be expressly set forth in any  other arrangement  then in effect between MOC and the  parents  of  the

Owner.

            Anything herein to the contrary notwithstanding, this

Agreement  shall  terminate upon the  happening  of  any  of  the following events:

            (a) The Owner shall sell or otherwise dispose of  all

its Vessels and cease to be engaged in the shipping business.

            (b)  At  the  option of the Owner, if a  petition  in

bankruptcy or for arrangement or reorganization shall be filed by

MOC  or such a petition shall be filed against MOC and shall  not be  dismissed  within  90 days after such filing,  or  MOC  shall become  insolvent  or  commit an act of  bankruptcy  or  make  an assignment for the benefit of creditors.

            (c) At the option of MOC, if a petition in bankruptcy

or  for arrangement or reorganization shall be filed by the Owner or such a petition shall be filed against the Owner and shall not be dismissed within 90 days after such filing, or the Owner shall become  insolvent  or  commit an act of  bankruptcy  or  make  an assignment for the benefit of creditors.

            Upon  termination of this Agreement, the Owner  shall

make  prompt  arrangements to have all outstanding  matters  with

respect  to  the Vessels taken over by the successor agent.   MOC

shall co-operate with the Owner and with the successor agent whom the Owner appoints to effect the prompt and efficient transfer of all  records,  funds  and duties relating  to  the  Vessels,  and thereafter MOC shall be permitted to inspect all such records  at any  reasonable time during normal business hours.  MOC  and  the

Owner  agree that any successor agent shall be appointed in  such manner  as  may  be  set forth in any other arrangement  then  in effect between MOC and the parents of the Owner.

      15.    MANAGEMENT FOR THIRD PARTIES - The Owner  recognizes

that  MOC  has  managed and may continue to  manage  vessels  for persons  other  than  the Owner and that  such  services  may  be performed for persons, firms or corporations which are affiliated with MOC.

      16.   ASSIGNMENT - This Agreement shall not be assigned  by

either party without the consent in writing of the other.

      17.    NOTICES - All notices, demands, requests,  approvals

and  other communications ("Notices") which are given or required to  be  given under or with respect to this Agreement,  shall  be sent by registered or certified mail, postage prepaid (except  in case  of  emergency or urgency when they shall be sent by  telex,

cable  or  telegram and confirmed by such registered or certified mail),  addressed to the party for whom intended at  its  address specified  below  or to such other address as  such  party  shall hereafter specify by like Notice.  Notices to the Owner shall  be sent in duplicate addressed to such addresses as may be furnished to the parties by the parents of the Owner in writing.

            Notices  to  MOC  shall be addressed,  until  further

notice as follows:


               511 Fifth Avenue
               New York, New York  10017

      18.       ENTIRE AGREEMENT AND AMENDMENTS  - Subject to any

other written agreement now or hereafter existing between MOC and the  parents of the Owner, this Agreement sets forth  the  entire understanding  of  the  parties relating to  the  subject  matter thereof  and supersedes all other proposals and agreements,  oral or  written,  between the parties concerning the  subject  matter

hereof.   None  of  the  terms  or  provisions  hereof  shall  be

modified,  and  this Agreement may not be amended,  except  by  a written  instrument  signed  by  the  party  against  which  such modification or amendment is to be enforced.

      19.   WAIVER - No waiver of any provision of this Agreement

shall  be effective unless in writing signed by the waiving party and no waiver of any breach or default hereunder shall constitute a  waiver  of any other subsequent breach or default, whether  of the same or different nature.

      20.    GOVERNING  LAW - This Agreement shall  be  governed,

construed, performed and enforced in accordance with the laws  of the  State  of New York applicable to agreements made and  to  be performed within that State.

      21.    PARTIES IN INTEREST - This Agreement shall inure  to

the  benefit of and be binding upon the parties hereto and  their respective successors and assigns.

      IN  WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers the day and year first above written.



ATTEST:


By:---------------------------     By:---------------------------

                                   MARITIME OVERSEAS CORPORATION
ATTEST:


By:---------------------------     By:---------------------------